SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                       Falconridge Oil Technologies Corp.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                       SCHEDULE 14C INFORMATION STATEMENT
            PURSUANT TO REGULATION 14C OF THE SECURITIES EXCHANGE ACT
                               OF 1934, AS AMENDED

                       FALCONRIDGE OIL TECHNOLOGIES CORP.
                          17-120 West Beaver Creek Rd.
                         Richmond Hill, Ontario, Canada
                                     L4B 1L2

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Falconridge Oil Technologies Corp.:

Notice is hereby given to holders of common stock (the "COMMON STOCK") of Falconridge Oil Technologies Corp., a Nevada corporation, that the Board of Directors of our company have approved an amendment to our Articles of Incorporation (the "AMENDMENTS") to create 450,000,000 Preferred Shares in the capital of our company (the "PREFERRED SHARES").

Our board of directors unanimously approved the Amendments to our Articles of Incorporation on January 23, 2015.

Subsequent to our board of directors' approval of the Amendments, the holders of the majority of holders of the outstanding common shares of our company gave us their written consent to the Amendments to our Articles of Incorporation on January 23, 2015. Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of Chapter 78 of the Nevada Revised Statutes, our company will file Articles of Amendment to amend our Articles of Incorporation to give effect to the Amendments. We will not file the Articles of Amendment to our Articles of Incorporation until at least twenty
(20) days after the filing and mailing of this Information Statement.

The proposed Articles of Amendment to our Articles of Incorporation are attached hereto as Schedule A. The Articles of Amendment will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on January 23, 2015 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 49,016,667 shares of our common stock issued and outstanding on January 23, 2015. We anticipate that this Information Statement will be mailed on or about January 30, 2015 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since February 24, 2014, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

     1.   any director or officer of our company;

     2.   any proposed nominee for election as a director of our company; and

     3.   any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

BENEFICIAL OWNERSHIP

As used in this section, the term "beneficial ownership" with respect to a security is defined by Regulation 228.403 under the Securities Exchange Act of 1934, as amended, as consisting of: (1) any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (which includes the power to vote, or to direct the voting of such security) or investment power (which includes the power to dispose, or to direct the disposition of, such security); and (2) any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

As of the record date, January 23, 2015, we had a total of 49,016,667 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of January 23, 2015, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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                                         Amount and Nature of       Percentage
Name and Address of Beneficial Owner     Beneficial Ownership       of Class (1)
------------------------------------     --------------------       ------------

Mark Pellicane                                17,550,000               35.8%
51 Macarthur Drive                           common shares
Thornhill, Ontario L4J 7T5
Canada

Alfred Vincent Morra                          11,700,000               23.9%
18 Queen Street                              common shares
Schomberg, Ontario  L0G 1T0
Canada

Directors and Executive Officers
 as a Group                                   29,250,000               59.7%
                                             common shares
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(1)  Based on  49,016,667  shares of common stock issued and  outstanding  as of
     January 23, 2015. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with
     respect  to  such  shares,   subject  to  community   property  laws  where
     applicable.

AMENDMENT TO OUR CORPORATION'S ARTICLES

Our Amended Articles of Incorporation (the "ARTICLES") currently authorize the issuance of 450,000,000 shares of common stock, $0.001 par value. On January 23, 2015, our board of directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 450,000,000 shares of preferred stock, $0.001 par value (the "PREFERRED STOCK"). The Preferred Stock shall have attached to them the right to:

1. receive payment of dividends before any payment of dividends on some other class or series of shares; and

2. in the event of any voluntary liquidation, dissolution or winding up of the corporation, to receive payment or distribution of a preferential amount before any payments or distributions are received by some other class or series of shares.

The general purpose and effect of the amendment to our corporation's Articles is to diversify our authorized share capital which will enhance our corporation's ability to finance the development and operation of our business.

Our board of directors approved the amendment to our Articles to diversity our authorized share capital by creating the Preferred Shares so that such Preferred Shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of the additional authorized common shares and that of our Preferred Shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Creating the Preferred Shares will give us greater flexibility and will allow us to issue such Preferred Shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any agreements for any transaction that would require the issuance of the Preferred Shares. Our Preferred Shares carry no pre-emptive rights to purchase additional shares of our company. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our Articles to create the Preferred Shares will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized Preferred Shares without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized Preferred Shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

The creation of the Preferred Shares and the subsequent issuance of such Preferred Shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock and Preferred Shares could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and/or Preferred Shares, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

Shareholder approval for the Amendment to our Articles was obtained by written consent of two shareholders owning 29,250,000 shares of our common stock, which represented 59.7% on January 23, 2015. The creation of the Preferred Shares will not become effective until not less than twenty (20) days after this Information Statement is first mailed to shareholders of our common stock and until the appropriate filings have been made with the Nevada Secretary of State.

DISSENTERS RIGHTS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed Amendment to our Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

FALCONRIDGE OIL TECHNOLOGIES CORP.


By: /s/ Mark Pellicane
   ------------------------------------
   Mark Pellicane
   President and Director

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
                                   SCHEDULE A

ROSS MILLER
Secretary of State
206 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov


Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Falconridge Oil Technologies Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3: The Capital Stock shall consist of 450,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 450,000,000 shares of preferred stock, $0.001 par value. To the fullest extent permitted by the laws of the state of Nevada (currently set forth in NRS
78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59.7

4. Effective date of filing: (optional)
                 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
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SIGNATURE OF OFFICER

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                                    Nevada Secretary of State Amend Profit-After